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                                                                    EXHIBIT 99.1

                    CERTIFICATION PURSUANT TO 18 U.S.C. 1350
         (As adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002)

     For the Quarterly Report of Power Technology, Inc. on Form 10-QSB for the period ended July 31, 2002 (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that based on his knowledge: (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered in the Report.

Dated: September 16, 2002               By: /s/ LEE A. BALAK
                                            -----------------------------------
                                            Lee A. Balak,
                                            Chief Executive Officer, President
                                            and Chief Financial Officer